Exhibit 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

I, Anita M. Robinson, Chief Executive Officer of Mission Community Bancorp (the “Company”), do hereby certify, in accordance with 18 U.S.C. Section 1350, as created pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, to the extent that Section of that Act is applicable to the Company, that:

(1) the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended September 30, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Mission Community Bancorp

Dated: November 12, 2003	By:	/s/ Anita M. Robinson
Anita M. Robinson
Chief Executive Officer